Exhibit 99.4

Case:   divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

CHAPTER 11 MONTHLY OPERATING REPORT

FOR MONTH ENDING SEPTEMBER 30, 2004

Below please find the summary of disbursements by debtor, as referenced in the September 30, 2004 letter:

Name of Debtor	Case No.	Sep-04 Disbursments
divine, inc.	03-11472	$2,556,970.99
Data Return Corporation	03-11474	$—
Eshare Communications, Inc.	03-11475	$—
divine Managed Services, Inc.	03-11476	$—
Open Market, Inc.	03-11477	$—
Viant Corporation	03-11478	$—
Delano Technology Corp.	03-12681	$—
divine Technology Ventures	03-12682	$—
iCentral, Inc.	03-12683	$—
Inventions, Inc.	03-12684	$—
divine/Emicom, inc.	03-12685	$—
SageMaker, Inc.	03-12686	$—
Waypoint Software Corporation	03-12687	$—
Perceptual Robotics, Inc.	03-12688	$—
divine Global Services, Inc.	03-12689	$—
eprise Corporation	03-12690	$—
Denalii, Inc.	03-12691	$—
Melita Finance, Inc.	03-12692	$—
SM1 Holding Corp.	03-12693	$—
Retrieval Technologies, Inc.	03-12694	$—
divine international, inc.	03-12695	$—

divine software, inc.	03-12696	$—
Opinionware.com, Inc.	03-12697	$—
Melita Intellectual Property, Inc.	03-12698	$—
smallwonders software!, inc.	03-12699	$—
Open Market Securities Corporation	03-12700	$—
Futuretense Corporation	03-12701	$—
RWT Corporation	03-12702	$—
LOTN, Inc.	03-12703	$—
Eprise Securities Corp.	03-12704	$—
SageMaker (Europe), Inc.	03-12705	$—
Global Recall, Inc.	03-12706	$—
databites, inc.	03-12707	$—
divine interVentures, inc.	03-12708	$—
divine Ireland, Inc.	03-12709	$—
Folio Corporation	03-12710	$—
Venture Capital Unlimited Acquisition Sub, Inc.	03-12711	$—
divine Synchrony Communications, Inc.	03-12712	$—
Softmetric, Inc.	03-12713	$—
air divine, inc.	03-12714	$—
SM2 Holding Corp.	03-12715	$—

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:	October 18, 2004		DEBTOR (S)-IN-POSSESSION

By:

/s/ James Boles
(Signature)
		Name & Title:	James Boles
(Print or type)
Liquidating CEO
		Address:	4225 Naperville Rd #400
Lisle, IL 60532
		Telephone No.:	(630) 799-3872

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)

Monthly Reporting

September 30, 2004

Breakout of September Disbursements

Vendor Name	Check #	Payment Method	Date of Payment	Check or ACH Amount		Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
Jude Sullivan	1358	Check	9/2/04	7,500.00		$7,500.00
The St. Paul	1359	Check	9/2/04	351.00		$351.00
U. S. Treasury	1360	Check	9/2/04	225.00		$225.00
Budget Rent-A-Car	1361	Check	9/11/04	15,000.00		$15,000.00
Business Machine Agents, Inc.	1362	Check	9/11/04	99.50		$99.50
FedEx	1363	Check	9/11/04	166.48		$166.48
Kathy Hernandez	1364	Check	9/11/04	259.24		$259.24
ManPower	1365	Check	9/11/04	2,472.10		$2,472.10
SBC Internet Services	1366	Check	9/11/04	924.00		$924.00
Vedder & Price		Wire	9/15/04	1,337.50		$1,337.50
FatWire Corporation	1367	Check	9/16/04	88,710.37	(1)	$88,710.37
American Express	1368	Check	9/16/04	2,440.57		$2,440.57
Hartmut Hunter Ochs	1369	Check	9/20/04	10,056.00		$10,056.00
Michael J. Pudlo	1370	Check	9/20/04	862.50		$862.50
FedEx	1371	Check	9/22/04	269.44		$269.44
Iron Mountain Records Mgt.	1372	Check	9/22/04	288.68		$288.68
ManPower	1373	Check	9/22/04	1,194.15		$1,194.15
Monster, Inc.	1374	Check	9/22/04	365.00		$365.00
Duke Realty Limited Partnership	1375	Check	9/23/04	15,000.00		$15,000.00
Goodmans, LLP	1051	Check	9/24/04	3,733.03		$3,733.03
Latham & Watkins LLP	1052	Check	9/24/04	19,332.16		$19,332.16
Mintz,Levin,Cohn,Glovsky&Popeo	1053	Check	9/24/04	110,852.80		$110,852.80
Woodway Associates, LLC	1054	Check	9/24/04	96,795.66		$96,795.66
McDonald Investments Inc.	1055	Check	9/24/04	3,753.00		$3,753.00
Riley & Esher LLP	1056	Check	9/24/04	25,766.54		$25,766.54
Warner Stevens, LLP	1057	Check	9/24/04	83,852.05		$83,852.05
Thomas M. Blake, CPA	1058	Check	9/24/04	21,720.00		$21,720.00
Ernst & Young LLP	1059	Check	9/24/04	313,480.60		$313,480.60
Stewart F. Grossman	1060	Check	9/24/04	60,262.88		$60,262.88
Looney & Grossman LLP	1061	Check	9/24/04	151,382.32		$151,382.32
Turnaround & Crisis Management	1062	Check	9/24/04	100,583.25		$100,583.25
Warner Stevens, LLP	1063	Check	9/24/04	310,858.31		$310,858.31
Citco Bank		Wire	9/25/04	10,806.83		$10,806.83
Computershare Trust Company of New York	1376	Check	9/28/04	1,483.43		$1,483.43
Data System Designs, Inc.	1377	Check	9/28/04	940.00		$940.00
Kathy Hernandez	1378	Check	9/28/04	201.50		$201.50
Michael J. Pudlo	1379	Check	9/28/04	1,225.00		$1,225.00
Trumbull Group	1380	Check	9/28/04	35,739.38		$35,739.38
FatWire Corporation	1381	Check	9/28/04	60,656.56	(1)	$60,656.56
SBC	1382	Check	9/29/04	1,580.51		$1,580.51
Brenda L. Cheuvront	1383	Check	9/29/04	10,837.50		$10,837.50
Internal Revenue Service	1384	Check	9/29/04	983,606.15		$983,606.15
				$2,556,970.99		$2,556,970.99	—	—

(1) Amounts distributed are for collection of accounts receivables sold to various purchasers, these same amounts were received in September 2004.

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Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)

Monthly Reporting

September 30, 2004

Breakout of September Receipts

				Breakout by Business Unit
Customer Name	Date of Payment	Receipt Amount		Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
Ford Motor Credit	13-Sep-04	$88,710.37	(1)	88,710.37
GE Capital	13-Sep-04	$134.77		134.77
Mensamind	13-Sep-04	$5,000.00		5,000.00
Global Key	22-Sep-04	$3,783.48		3,783.48
Gowlings - Delano Technology	22-Sep-04	$1,819.41		1,819.41
State of Rhode Island	22-Sep-04	$50.00		50.00
Ford Motor Credit	28-Sep-04	$60,656.56	(1)	60,656.56
Citco - Interest Income	30-Sep-04	$639.28		639.28
Interest - Citizens Bank	30-Sep-04	$46,606.52		46,606.52
LaSalle Bank - Interest Income	30-Sep-04	$1,243.38		1,243.38
		$208,643.77		$208,643.77	0.00	0.00

(1) Amounts received are for collection of accounts receivables sold to various purchasers, these same amounts were distributed in September 2004.

Invoices for copying charges have been sent to attorneys for the directors and officers in connection with the SEC investigation.

	Invoice Date	Amount
Howrey & Attorneys	09/14/04	$1,806.50
Sterling & Slater	09/14/04	$6,914.25
Howrey & Attorneys	09/28/04	$3,844.25
		$12,565.00

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